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                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
                                  (THE "FUND")
            SUPPLEMENT TO THE FUND'S PROSPECTUSES DATED MAY 1, 2005

1. The first paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" is revised in its entirety as follows:

The Fund seeks to achieve its investment goals by investing primarily in:

     o debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     o debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     o    lower-rated corporate debt securities.


2. The section under the heading "PRINCIPAL INVESTMENT RISKS" is revised to include the following:

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

                                                               February 17, 2006